UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material pursuant to §240.14a-12

INFRAREIT, INC.

(Name of Registrant as Specified in its Charter)

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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NEWS RELEASE

For additional information, contact: Oncor Communications 877.426.1616

Oncor Files Key Regulatory Application with Public Utility Commission of Texas for InfraREIT Acquisition

•	Application Marks Critical First Step in Garnering Regulatory Approval and Outlines Benefits of Strong Texas Ownership

DALLAS (November 30, 2018) – Today, Oncor Electric Delivery Company LLC (Oncor) filed a Sale, Transfer, Merger (STM) application with the Public Utility Commission of Texas (PUCT) as part of its proposed purchase of InfraREIT, Inc. (InfraREIT) (NYSE: HIFR) and its subsidiary, InfraREIT Partners, LP for approximately $1.275 billion, or $21 per share or limited partnership interest.

“Today’s filing marks a critical first step in seeking regulatory approval for our acquisition of InfraREIT, and demonstrates clear momentum for our proposed transaction,” said Oncor CEO Allen Nye. “Oncor is the natural owner for these assets, as they are within, and adjacent to, our current transmission footprint and are a great fit for our operational portfolio. Our filing outlines the benefits that strong Texas ownership will bring from one of the premier builders and operators of transmission assets in the nation.”

An STM filing is necessary for transferring ownership of a Texas utility. Today’s filing begins a 180 day regulatory review period that can be extended to 240 days if necessary.

The transaction requires approvals by the PUCT and Federal Energy Regulatory Commission, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the satisfaction of other regulatory requirements, certain debt holder consents and other customary closing conditions. Additionally, the purchase of InfraREIT requires approval by its shareholders.

Oncor

1616 Woodall Rodgers Freeway

Dallas, Texas 75202

oncor.com

If approved by regulators, and all other closing conditions are satisfied, Oncor expects to close the transaction in mid-2019.

Also included in the STM application, Sempra Energy is seeking regulatory approval to acquire an indirect ownership interest in Sharyland Utilities, L.P., an existing utility that will own assets in South Texas.

About Oncor

Headquartered in Dallas, Oncor Electric Delivery Company LLC is a regulated electricity distribution and transmission business that uses superior asset management skills to provide reliable electricity delivery to consumers. Oncor operates the largest distribution and transmission system in Texas, delivering power to more than 3.6 million homes and businesses and operating more than 134,000 miles of transmission and distribution lines in Texas. Oncor is managed by its board of directors, which is comprised of a majority of independent directors.

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Forward-Looking Statements

This press release contains forward-looking statements relating to Oncor within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements in this press release, other than statements of historical facts (often, but not always, through the use of words or phrases such as “intends,” “plans,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “should,” “projection,” “target,” “goal,” “objective” and “outlook”), are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the timing of the anticipated transaction, and any of the applicable parties’ post-acquisition plans and intentions, and other statements that are not historical facts. The following important factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the satisfaction of conditions to closing the definitive agreements for the transaction; obtaining required governmental, regulatory and debt holder approvals that may delay the transaction or result in the imposition of conditions that could cause the parties to abandon the transaction or be onerous to Oncor; the expected timing to consummate the proposed transaction; the risk that the businesses will not be integrated successfully; the risk that any potential cost savings and any other potential synergies from the transaction may not be fully realized or may take longer to realize than expected; and the diversion of management time and attention to issues

Oncor

1616 Woodall Rodgers Freeway

Dallas, Texas 75202

oncor.com

related to the transaction. Further discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor with the United States Securities and Exchange Commission (the “SEC”). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

The proposed acquisition of InfraREIT by Oncor and the related agreement and plan of merger will be submitted to InfraREIT’s stockholders for their consideration and approval. In connection with the proposed acquisition, InfraREIT will file a proxy statement with the SEC. This press release does not constitute a solicitation of any vote or proxy from any stockholder of InfraREIT. Investors are urged to read the proxy statement carefully and in its entirety when it becomes available and any other relevant documents or materials filed or to be filed with the SEC or incorporated by reference in the proxy statement, because they will contain important information about the proposed acquisition. The definitive proxy statement will be mailed to InfraREIT’s stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s website, www.sec.gov. When available, the proxy statement and other pertinent documents may also be obtained free of charge at the Investor Relations section of InfraREIT’s website, http://infrareitinc.com, or by directing a written request to InfraREIT, Inc., Attention: Corporate Secretary, 1900 North Akard Street, Dallas, Texas 75201.

Participants in the Solicitation

Oncor, InfraREIT, Sempra Energy and their respective directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from the InfraREIT stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Oncor’s directors and executive officers by reading Oncor’s Registration Statement on Form S-4, which was filed with the SEC on April 5, 2018, and Oncor’s Current Report on Form 8-K, which was filed with the SEC on July 19, 2018. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of InfraREIT’s directors and executive officers by reading InfraREIT’s

Oncor

1616 Woodall Rodgers Freeway

Dallas, Texas 75202

oncor.com

definitive proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 22, 2018. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Sempra Energy’s directors and executive officers by reading Sempra Energy’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 27, 2018, Sempra Energy’s definitive proxy statement for its 2018 Annual Meeting of Shareholders, which was filed with the SEC on March 23, 2018, and Sempra Energy’s Current Reports on Form 8-K filed with the SEC on October 12, 2018 and November 2, 2018. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC in connection with the proposed transaction when they become available.

-END-

Oncor

1616 Woodall Rodgers Freeway

Dallas, Texas 75202

oncor.com